Second Quarter 2014 Earnings Conference Call 14 May 2014 Exhibit 99.3 (Furnished herewith) 25

| 2nd Quarter 2014 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United -looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to -K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 26

| 2nd Quarter 2014 Earnings Conference Call 3 Second Quarter Overview (in millions of dollars except per share amounts) Q2 2014 Q2 2013 Change Net Sales and Revenues $9,948 $10,914 -9% Net Sales $9,246 $10,265 -10% Net Income Attributable to Deere & Company $981 $1,084 -10% Diluted EPS $2.65 $2.76 -4% 27

| 2nd Quarter 2014 Earnings Conference Call 4 Second Quarter Overview Net Sales Equipment operations net sales: Down 10% in Q2 2014 vs. Q2 2013 Price realization: +2 points JD Landscapes: (3) points Currency translation: (1) point 28

| 2nd Quarter 2014 Earnings Conference Call 5 Worldwide Agriculture & Turf Second Quarter Overview *Q2 2014 operating profit impacted by: (in millions of dollars) Q2 2014 Q2 2013 Change Net Sales $7,646 $8,691 -12% Operating Profit* $1,229 $1,582 -22% Favorable Unfavorable Price Realization Shipment Volumes Foreign-Currency Exchange Product Mix 29

| 2nd Quarter 2014 Earnings Conference Call 6 U.S. Farm Cash Receipts Source: 1999 -2012: USDA 11 February 2014 2013F 2014F: Deere & Company Forecast as of 14 May 2014 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013F 2014F $ Billions Government Payments Total Cash Receipts Projected total cash receipts remain at historically high levels 30

| 2nd Quarter 2014 Earnings Conference Call 7 World Farm Fundamentals Global Stocks-to-Use Ratios 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1993 1996 1999 2002 2005 2008 2011 2014P Source: USDA - 9 May 2014 Cotton Wheat Corn Soybeans 31

| 2nd Quarter 2014 Earnings Conference Call 8 Deere & Company Forecast as of 14 May 2014 Economic Update EU 28 - Fiscal 2014 Signs of economic stabilization and cyclical recovery Modest GDP growth expected Grain prices and farm income lower but to remain near long-term average Sound livestock margins Beef prices remain solid Near record milk prices will support dairy farmers Feed costs have eased 32

| 2nd Quarter 2014 Earnings Conference Call 9 Deere & Company Forecast as of 14 May 2014 Economic Update Other Selected Markets - Fiscal 2014 Commonwealth of Independent States (CIS) 2014 crop at risk due to smaller planted area and less input use General economic growth slowing and ongoing restriction of credit availability Import policies affecting combine sales in Russia, Kazakhstan and Belarus China Subsidies expected to increase and be supportive of agriculture Economic growth weakening due to slow export growth and lower capital investment Government focus on productivity, product quality, and increased farmer income India Ag sector growth expected due to very favorable 2013 monsoon season Government focus on mechanization 33

| 2nd Quarter 2014 Earnings Conference Call 10 Gross Value of Agricultural Production Brazil Source: Actual: MAPA (Brazilian Ministry of Agriculture), April 2014 2014F: Deere & Company Forecast as of 14 May 2014 Gross Value of Agricultural Production* * In Brazilian Real deflated by March IGP-DI index Expected to increase ~ 5% in 2014 over prior season 2013 Mix by Crop 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014F 57% 17% 26% Grains Sugarcane Other 34

| 2nd Quarter 2014 Earnings Conference Call 11 Agriculture & Turf Retail Sales Industry Outlook - Fiscal 2014 Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) 2014 Forecast Previous Forecast U.S. and Canada Ag Down 5-10% Down 5-10% EU 28 Ag Down ~ 5% Down ~ 5% South America Ag (Tractors and Combines) Down ~ 10% Down 5-10% CIS Countries Ag Down significantly Down slightly Asia Ag Up slightly Up slightly U.S. and Canada Turf and Utility Equipment Flat to up 5% Up ~ 5% 35

| 2nd Quarter 2014 Earnings Conference Call 12 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2014 Forecast Net sales: Down ~ 7% JD Landscapes: ~ (3) points Currency translation: ~ (1) point Previous forecast: Down ~ 6% JD Landscapes: ~ (3) points Currency translation: ~ (1) point Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) 36

| 2nd Quarter 2014 Earnings Conference Call 13 Worldwide Construction & Forestry Second Quarter Overview (in millions of dollars) Q2 2014 Q2 2013 Change Net Sales $1,600 $1,574 +2% Operating Profit* $132 $81 +63% Incremental Margin ~ 196% *Q2 2014 operating profit impacted by: Favorable Unfavorable Shipment Volumes Sales Incentive Costs Production Costs Selling, Administrative and General Expenses 37

U.S. Economic Indicators 2014 Forecast Previous Forecast GDP Growth (annual percentage rate)* +2.4% +2.7% Housing Starts (thousands) 1,050 1,162 Total Construction Investment (annual percentage rate)* +4.3% +6.3% Government Spending Growth (annual percentage rate)* -0.6% +1.1% | 2nd Quarter 2014 Earnings Conference Call 14 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates - April 2014 * Change from prior year in real dollars Fiscal Year 2014 Forecast Net sales: Up ~ 10% No change from previous forecast Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) 38

| 2nd Quarter 2014 Earnings Conference Call 15 Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.00% 0.50% 1.00% 1.50% 2.00% 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014* 0.05% * Annualized provision for credit losses as of 30 April 2014 39

| 2nd Quarter 2014 Earnings Conference Call 16 Worldwide Financial Services Second Quarter 2014 Net income attributable to Deere & Company $148 million in Q2 2014 vs. $125 million in Q2 2013 Fiscal Year 2014 Forecast Net income attributable to Deere & Company of ~ $600 million No change from previous forecast Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) 40

| 2nd Quarter 2014 Earnings Conference Call 17 Consolidated Trade Receivables & Inventory (in millions of dollars) Q2 2014* Actual 2014** Forecast 2014** Previous Forecast A&T $554 $275 $225 C&F $49 $100 $150 Total, as reported $603 $175 $75 Total, constant exchange $603 $100 $75 * Change at 30 April 2014 vs. 30 April 2013 ** Forecasted change at 31 October 2014 vs. 31 October 2013 Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) 41

| 2nd Quarter 2014 Earnings Conference Call 18 Cost of Sales as a Percent of Net Sales Equipment Operations Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) Second Quarter 2014 ~ 74% Fiscal Year 2014 Forecast ~ 75% No change from previous forecast 42

| 2nd Quarter 2014 Earnings Conference Call 19 Research & Development Expense Equipment Operations Second Quarter 2014 Down ~ 6% vs. Q2 2013 Fiscal Year 2014 Down ~ 1% vs. FY 2013 Previous forecast: ~ Flat vs. FY 2013 Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) 43

| 2nd Quarter 2014 Earnings Conference Call 20 Selling, Administrative & General Expense Equipment Operations Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) Second Quarter 2014 Down ~ 14% vs. Q2 2013 JD Landscapes: ~ (7) points Fiscal Year 2014 Forecast Down ~ 7% vs. FY 2013 JD Landscapes: ~ (7) points JD Water: ~ (1) point Previous forecast: Down ~ 5% vs. FY 2013 JD Landscapes: ~ (7) points 44

| 2nd Quarter 2014 Earnings Conference Call 21 Pension and OPEB Expense Second Quarter 2014 Down ~ $40 million vs. Q2 2013 Fiscal Year 2014 Forecast Down ~ $150 million vs. FY 2013 No change from previous forecast Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) 45

| 2nd Quarter 2014 Earnings Conference Call 22 Income Taxes Equipment Operations Second Quarter 2014 Effective tax rate: ~ 32% Fiscal Year 2014 Forecast Effective tax rate: 33-35% Previous forecast: 34-36% Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) 46

| 2nd Quarter 2014 Earnings Conference Call 23 Continued Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations * Previous forecast ~ $3.9 billion Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) $2.4 $1.4 $2.5 $3.0 $2.9 $4.7 ~ $4.0 2008 2009 2010 2011 2012 2013 2014 Forecast* $ Billions 47

| 2nd Quarter 2014 Earnings Conference Call 24 Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-2Q2014: ~ $11.8 billion Amount remaining on December 2013 authorization of $8 billion: ~ $7.9 billion 30 April 2014 period ended basic shares: ~ 363.8 million 2Q2014 average diluted shares: ~ 369.8 million Shares repurchased 2004-2Q2014: ~ 191.3 million Average repurchase price 2004-2Q2014: $61.67 Actual Shares Repurchased* (in millions) Total Amount** (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 5.2 $0.4 2011 20.8 $1.7 2012 20.2 $1.6 2013 18.2 $1.5 2014 YTD 12.4 $1.1 * All shares adjusted for two-for-one stock split effective 26 November 2007 ** Rounded totals for each period - sum may not tie to cumulative cost of repurchases 2004-2Q2014 48

| 2nd Quarter 2014 Earnings Conference Call 25 2014 Company Outlook Third Quarter 2014 Forecast Net sales: Down ~ 4% vs. Q3 2013 Price realization: ~ +2 points JD Landscapes: ~ (4) points Deere & Company Forecast as of 14 May 2014 49

| 2nd Quarter 2014 Earnings Conference Call 26 2014 Company Outlook Fiscal Year 2014 Forecast Net sales: Down ~ 4% vs. FY 2013 Price realization: ~ +2 points JD Landscapes: ~ (3) points Currency translation: ~ (1) point Previous forecast: Down ~ 3% vs. FY 2013 Price realization: ~ +2 points JD Landscapes: ~ (3) points Currency translation: ~ (1) point Net income attributable to Deere & Company of ~ $3.3 billion No change from previous forecast Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) 50

| 2nd Quarter 2014 Earnings Conference Call 27 Appendix 51

| 2nd Quarter 2014 Earnings Conference Call 28 52

Deere Use-of-Cash Priorities | 2nd Quarter 2014 Earnings Conference Call 29 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Cash from Operations Committed to “A” Rating Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%- 35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 53

| 2nd Quarter 2014 Earnings Conference Call 30 Sources and Uses of Cash Fiscal 20042013 Equipment Operations Source: Deere & Company SEC filings = Source of Cash = Use of Cash (1) Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including excess tax benefits from share-based compensation and the effect of exchange rates on cash and cash equivalents $4,287 $23,994 $607 $7,685 $1,203 $1,980 $4,720 $9,077 $1,200 $0 $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 $21,000 $24,000 $27,000 $30,000 $33,000 Beginning Cash & Cash Equivalents (10/31/03) Cash From Operations Divestitures, net of Acquisitions Capital Expenditures Investment in Financial Services Net Change in Debt and Intercompany Balances Dividends Share Repurchase, net of Common Stock Issuances Other Ending Cash & Cash Equivalents (10/31/13) (1) $ Millions $3,023 ~58% of cash from operations returned to shareholders 54

| 2nd Quarter 2014 Earnings Conference Call Deere Quarterly Dividends Declared* Q1 2003 Q2 2014 31 $0.11 $0.14 $0.16 $0.20 $0.22 $0.25 $0.28 $0.30 $0.35 $0.41 $0.46 $0.51 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 '03 Q1 Q2 Q3 Q4 '04 Q1 Q2 Q3 Q4 '05 Q1 Q2 Q3 Q4 '06 Q1 Q2 Q3 Q4 '07 Q1 Q2 Q3 Q4 '08 Q1 Q2 Q3 Q4 '09 Q1 Q2 Q3 Q4 '10 Q1 Q2 Q3 Q4 '11 Q1 Q2 Q3 Q4 '12 Q1 Q2 Q3 Q4 '13 Q1 Q2 Q3 Q4 '14 Q1 Q2 Dividend raised 82% since launch of the revised John Deere Strategy in 2010** * Adjusted for 2 for 1 stock split on 26 November 2007 ** See revised John Deere Strategy in Appendix 55

| 2nd Quarter 2014 Earnings Conference Call 32 Other Information Equipment Operations Fiscal Year 2014 Forecast Capital Expenditures: ~ $1.1 billion Previous forecast: ~ $1.2 billion Depreciation and Amortization: ~ $800 million No change from previous forecast Pension/OPEB Contributions: ~ $115 million No change from previous forecast Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) 56

| 2nd Quarter 2014 Earnings Conference Call 33 U.S. Farm Commodity Prices Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) (dollars per bushel, except cotton, which is dollars per pound) 2012/13 2013/14 Forecast Previous 2013/14 2014/15 Forecast Previous 2014/15 Corn $6.89 $4.70 $4.45 $4.35 $4.25 Wheat $7.77 $6.90 $6.80 $7.00 $6.50 Soybeans $14.40 $13.00 $12.70 $10.25 $10.50 Cotton $.73 $.77 $.75 $.65 $.70 57

U.S. Farm Commodity Prices | 2nd Quarter 2014 Earnings Conference Call 34 Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 14 May 2014 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Cotton - Dollars per Pound Dollars per Bushel Wheat Corn Soybeans Cotton 58

| 2nd Quarter 2014 Earnings Conference Call 35 U.S. Acres Planted and Crop Yields Deere & Company Forecast as of 14 May 2014 (Yield in bushels per acre, except cotton, which is pounds per acre) Acres Planted (millions) Yield 2013/14 Estimate 2014/15 Projection 2013/14 Estimate 2014/15 Projection Corn 95.4 92.0 158.8 162.0 Wheat 56.2 55.8 47.2 42.7 Soybeans 76.5 81.5 43.3 45.1 Cotton 10.4 11.1 806 825 59

| 2nd Quarter 2014 Earnings Conference Call 36 U.S. Farm Cash Receipts Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) (in billions of dollars) 2012 2013 Forecast Previous 2013 2014 Forecast Previous 2014 Crops $223.5 $212.8 $215.6 $191.4 $192.1 Livestock $171.6 $180.7 $181.4 $195.2 $178.0 Government Payments $10.6 $11.2 $11.3 $6.1 $8.0 Total Cash Receipts $405.7 $404.7 $408.3 $392.7 $378.1 60

| 2nd Quarter 2014 Earnings Conference Call 37 U.S. Net Farm Cash Income Deere & Company Forecast as of 14 May 2014 (Previous Forecast as of 12 February 2014) (in billions of dollars) 2012 2013 Forecast Previous 2013 2014 Forecast Previous 2014 Total Cash Receipts $405.7 $404.7 $408.3 $392.7 $378.1 Other Farm- Related Income $33.6 $36.0 $36.0 $30.0 $27.0 Gross Cash Income $439.3 $440.7 $444.3 $422.7 $405.1 Cash Expenses ($304.9) ($315.1) ($312.0) ($308.0) ($295.0) Net Cash Income $134.4 $125.6 $132.3 $114.7 $110.1 61

| 2nd Quarter 2014 Earnings Conference Call 1 Retail Sales U.S. and Canada Ag Industry* Deere** Utility Tractors  7%  low double digits Row-Crop Tractors  13%  double digits, less than the industry 4WD Tractors  12%  double digits, less than the industry Combines  13%  more than the industry April 2014 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 30 April – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2014 2013 Row-Crop Tractors 18% 21% Combines 14% 17% 62

| 2nd Quarter 2014 Earnings Conference Call 39 April 2014 Retail Sales EU 28 Deere* Tractors double digits Combines double digits U.S. and Canada Deere* Selected Turf & Utility Equipment a single digit * Based on internal sales reports U.S. and Canada Construction & Forestry Deere* First-in-the-Dirt a single digit Settlements a single digit 63

| 2nd Quarter 2014 Earnings Conference Call 40 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 2011 2012 2013 2014 All Farmers Farmers with Annual Revenues <R$90M Farmers with Annual Revenues >R$90M FINAME-Eligible Finance Rates Brazil Source: ABIMAQ (Brazilian Association of Machinery and Equipment), May 2014 64

Deere’s third quarter 2014 conference call is scheduled for 9:00 a.m. central time on Wednesday, August 13, 2014 65